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                                                                    EXHIBIT 10.2



                               FIRST AMENDMENT TO
                           PURCHASE AND SALE AGREEMENT

DATE:             April ___, 2001

PARTIES:          JAMES F. COTTER (the "Purchaser")

                  MURRAY INCOME PROPERTIES I, LTD., a Texas limited partnership (the "Seller")

SUBJECT: PURCHASE AND SALE AGREEMENT dated effective as of February 16, 2001, (the "Agreement"), relating to the purchase and sale of Castle Oaks Village.

RECITALS:

         Purchaser and Seller desire to amend the Agreement.

AGREEMENTS:

         For valuable consideration, the receipt of which is hereby acknowledged by both parties, Seller and Purchaser hereby agree as follows:

         1. Contingencies. Purchaser acknowledges that its termination rights under Section 5.1.1, Section 5.1.2 and Section 5.1.4 of the Agreement have expired.

         2. Earnest Money. Not later than 12:00 Noon, Dallas, Texas time, on Monday, April 23, 2001, Purchaser shall deposit additional earnest money in the amount of $25,000.00 with the Title Company to be held and applied as Earnest Money upon and subject to the terms of the Agreement.

         3. Closing Date. Conditioned upon timely deposit of the additional earnest money pursuant to Section 2 of this Amendment, the term "Closing Date" (as defined in Section 1.1 of the Agreement) is hereby amended to mean a date between May 1, 2001 and May 11, 2001, such date to be established by Purchaser upon not less than five (5) days' prior written notice to Seller.

         4. Proration Expenses. At Closing, Purchaser shall pay to Seller the sum of $500.00 to reimburse Seller for additional costs and expenses incurred by Seller by reason of this Amendment.

         This Amendment may be executed in counterparts. Except as expressly modified by this Amendment, the terms and conditions of the Agreement shall remain in full force and effect. Except as otherwise expressly provided in this Amendment, terms defined in the Agreement shall have the same meaning when used in this Amendment.

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                            LEFT BLANK INTENTIONALLY



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PURCHASER:                               SELLER:

                                         MURRAY INCOME PROPERTIES I, LTD.,
                                         a Texas limited partnership
---------------------------
James F. Cotter
                                         By: Murray Realty Investors VIII, Inc.,
                                         a Texas corporation
                                         General Partner

                                               By:
                                                  ------------------------------
                                               Name: Mitchell Armstrong
                                               Title: President




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